Construction in Progress - Schedule of Construction in Progress (Details) - USD ($) $ in Thousands		Mar. 31, 2026	Dec. 31, 2025
Schedule of Construction in Progress [Line Items]
Construction in progress		$ 24,335
Other cloud infrastructure [Member]
Schedule of Construction in Progress [Line Items]
Construction in progress	[1]	19,826
Artificial intelligence platform under construction [Member]
Schedule of Construction in Progress [Line Items]
Construction in progress	[2]	$ 4,509

[1]	Construction in progress primarily consisted of other cloud infrastructure under construction, which was not available for use as of March 31, 2026 and expected to be completed by the end of 2026.
[2]	On April 10, 2025, Shengda Automobile entered an agreement to purchase an artificial intelligence platform, which is expected to be completed in April 2027, with totaling price of RMB225 million (approximately $32.6 million). The Group has paid RMB31.1 million (approximately $4.5 million) as of March 31, 2026.